February 25, 2009




U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549



Re: UMB Scout Funds
File No. 811-09813


Dear Sir or Madam:

We  have read sub-Item 77k  of
Form  N-SAR of the  UMB  Scout
Funds dated February 24,  2009
and  agree with the statements
concerning our Firm  contained
therein.


   s BKD, LLP